Valkyrie Bitcoin Miners ETF
Schedule of Investments
June 30, 2024 (Unaudited)

COMMON STOCKS - 97.0%	Shares	Value
IT Services - 12.8%
Applied Digital Corp. (a)	559,866	$3,331,203
Core Scientific, Inc. (a)	1,362,392	12,670,245
		16,001,448

Semiconductors & Semiconductor Equipment - 4.4%
NVIDIA Corp.	38,192	4,718,239
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	4,138	719,226
		5,437,465

Software - 79.8%(b)
Argo Blockchain PLC - ADR (a)	1,759,413	2,023,325
Bit Digital, Inc. (a)	1,768,893	5,625,080
Bitdeer Technologies Group – Class A (a)	533,625	5,474,992
Bitfarms, Ltd. (a)	2,295,173	5,898,595
Cipher Mining, Inc. (a)	2,594,545	10,767,362
Cleanspark, Inc. (a)	1,026,740	16,376,503
Digihost Technology, Inc. (a)	797,895	1,021,306
HIVE Digital Technologies, Ltd. (a)	1,932,059	5,950,742
Hut 8 Corp. (a)	378,589	5,675,049
Iris Energy, Ltd. (a)	1,917,168	21,644,827
Marathon Digital Holdings, Inc. (a)	294,564	5,847,095
Mawson Infrastructure Group, Inc. (a)	541,694	774,622
Riot Platforms, Inc. (a)	641,529	5,863,575
Stronghold Digital Mining, Inc. – Class A (a)	105,540	452,767
Terawulf, Inc. (a)	1,327,050	5,905,372
		99,301,212
TOTAL COMMON STOCKS (Cost $100,043,343)		120,740,125

TOTAL INVESTMENTS - 97.0% (Cost $100,043,343)		120,740,125
Other Assets in Excess of Liabilities - 3.0%		3,751,231
TOTAL NET ASSETS - 100.0%		$124,491,356

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Valkyrie Bitcoin Miners Opportunities ETF
Summary of Fair Value Disclosure at June 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Total Common Stocks	$120,740,125	$-	$-	$120,740,125
Total Investments	$120,740,125	$-	$-	$120,740,125

Refer to the Fund's Schedule of Investments for a detailed break-out of holdings by industry.